Exhibit 4.3
                    *Subject to Restrictions on Reverse Side*

NUMBER                                                                  SHARES
*PII-1*                                                                   *1*


                    ORGANIZED UNDER THE LAWS OF THE STATE OF
                                    DELAWARE



                            MAVERICK TUBE CORPORATION
                        Authorized 1 PREFERRED SERIES II
                  SPECIAL VOTING Shares of $.01 Par Value Each



This certifies that CIBC Mellon Trust Company, in Trust, is the owner of One (1) Shares of the Capital Stock of the above-named Corporation, fully paid, non-assessable and transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this twenty-second day of September 2000.



/s/ Barry R. Pearl                                       /s/ Gregg Eisenberg
--------------------------                              -----------------------
Secretary                                                President




--------------------------------------------------------------------------------
                              (BACK OF CERTIFICATE)


THE SERIES II SPECIAL VOTING SHARE REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE RESTRICTIONS, LIMITATIONS AND QUALIFICATIONS CONTAINED IN THE CERTIFICATE OF DESIGNATION OF SERIES II SPECIAL VOTING STOCK FILED WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE ON SEPTEMBER 21, 2000 AND THE VOTING AND EXCHANGE TRUST AGREEMENT ENTERED INTO AS OF SEPTEMBER 22, 2000, AMONG MAVERICK TUBE CORPORATION, MAVERICK TUBE (CANADA) LTD. AND CIBC MELLON TRUST COMPANY. A COPY OF THE AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF MAVERICK TUBE CORPORATION.

                                   CERTIFICATE
                                       FOR
                                     SHARES
                                       *1*
                                       OF
                                  MAVERICK TUBE
                                   CORPORATION

                                    Issued to
                            CIBC Mellon Trust Company

                                      Dated
                               September 22, 2000

For   Value   Received,   ____   hereby   sell,   assign   and   transfer   unto
_________________________________________________________________
__________________________________________________________ Shares of the Capital
Stock represented by the within Certificate, and do hereby irrevocably consider and appoint _________________________________________________ Attorney to
transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:________________________

        In presence of
____________________________       __________________________________


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.